UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 3, 2007

Alternative Construction Company, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6601
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 RESIGNATION OF OFFICER and CHANGE OF DIRECTORS.

Effective August 2, 2007, Stephen V. Williams resigned as Chief Executive Officer of ProSteel Builders Corporation; an 80% subsidiary of Alternative Construction Company, Inc. (the “Company”).  Additionally, he resigned as Chairman of the Board of Directors of the Company.  On August 2, 2007, Michael W. Hawkins; a Director of the Company, was appointed by the Board of Directors as its Chairman to fill the vacancy left by Stephen V. Williams.  The remaining Board of Director position will be appointed by the Board of Directors during their next scheduled meeting.

Additionally, Marcus Rowell was appointed as the General Manager of ProSteel Builders Corporation and will assume the duties of Stephen V. Williams.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION COMPANY, INC.

August 3, 2007	By:	/s/ Michael Hawkins
Michael Hawkins
Chief Executive Officer